United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-7309

(Investment Company Act File Number)

Federated Total Return Government Bond Fund

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 2/28/17

Date of Reporting Period: 2/28/17

Item 1.	Reports to Stockholders

Annual Shareholder Report
February 28, 2017
Share Class	Ticker
Institutional	FTRGX
Service	FTGSX
R6	FTGLX

Federated Total Return Government Bond Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Total Return Government Bond Fund (the “Fund”), based on net asset value for the 12-month reporting period ended February 28, 2017, was -0.64% for the Institutional Shares, -0.98% for the Service Shares, and -0.70% for the Class R6 Shares.1 The -0.64% total return of the Institutional Shares consisted of 1.90% in taxable dividends and -2.54% of price depreciation in the net asset value of the shares. The Bloomberg Barclays U.S. Government Bond Index (BBGB),2 the Fund's broad-based securities market index, returned -1.15% for the same period. The total return of the Lipper Intermediate U.S. Government Funds Average (LIUSGFA),3 a peer group average for the Fund, was -0.44% for the same period. The Fund's and the LIUSGFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BBGB.
During the reporting period, the most significant factors affecting the Fund's performance relative to the BBGB included: (a) sector allocation; (b) duration;4 (c) security selection; and (d) yield curve.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
While the Bank of Japan and European Central Bank both reduced interest rates and enlarged quantitative easing (QE) programs, the U.S. economy gathered sufficient strength to allow the Federal Open Market Committee (FOMC) to tighten monetary policy and move further down the path of interest rate normalization. Spread sector performance topped that of U.S. Treasuries, as interest rates rose across the maturity spectrum in anticipation of further economic expansion and Federal Reserve (the “Fed”) rate hikes.
Asian and European central banks eased monetary policy to sub-zero interest rates and simultaneously increased QE program sizes in an attempt to boost the rate of economic growth. These policy adjustments led to lower Treasury yields in the first half of the reporting period due to concern over the tepid pace of world economic expansion, as well as uncertainties associated with the United Kingdom's June 2016 vote to relinquish European Union membership. The 10-year Treasury yield fell to a record low of 1.36% as private and central bank appetites for government bonds fueled the rally. The U.S. economy continued to grow at a moderate pace as evidenced by solid job growth and increased consumer confidence. Nonfarm payroll gains totaled over 2.2 million jobs created, driving the unemployment rate down to 4.7%.
Annual Shareholder Report

The surprise election of Donald Trump coincided with a strong equity market rally, as expectation for a business-friendly environment increased investor optimism. Additionally, progress towards the Fed's goals of maximum employment and a 2% rate of inflation increased the FOMC's confidence to tighten monetary policy 25 basis points in December 2016. Treasury yields reversed course after touching historically low yields, rebounding to higher levels consistent with expectations of continued Fed actions and GDP growth.
Within the government fixed-income universe, non-Treasury sectors were the best performers, led by agency-issued commercial mortgage-backed securities (CMBS) and agency debentures.5 The 2-year and 10-year U.S. Treasury yields increased 49 and 66 basis points to yield 1.26% and 2.39%, respectively.6
Sector Allocation
The portfolio utilized a strategy which significantly underweighted U.S. Treasury securities with substantial exposure to government-issued CMBS and an overweight to agency debt. Both agency debt and CMBS total return performance far exceeded that of similar duration Treasuries. Sector allocation positively impacted Fund performance.
DURATION
Portfolio interest rate sensitivity was below that of the BBGB in a tactic designed to reduce the potentially negative impact of rising interest rates. In fact, Treasury yields increased during the period, resulting in a price decline for the BBGB. The portfolio's price decline was lower than that of the BBGB due to a lower portfolio effective duration, producing a beneficial impact.
Security selection
Specific holdings within the agency and CMBS allocations performed well. For example, intermediate maturity (5- to 7- year) yield spreads compressed to a relatively greater degree for CMBS issued by Fannie Mae and Freddie Mac. Security selection, therefore, aided Fund performance.
Annual Shareholder Report

YIELD CURVE
During a portion of the reporting period, the Fund had above-benchmark exposure to the intermediate maturity portion of the yield curve. This portion of the curve experienced a relatively larger increase in yields, resulting in a small, negative contribution to Fund performance.
1	The Fund's R6 Shares commenced operations on June 29, 2016. For the period prior to the commencement of operations of the R6 Shares, the performance information shown is for Institutional Shares adjusted to reflect the expenses of R6 Shares for each year for which the Fund's R6 expenses would have exceeded the actual expenses paid by the Fund's Institutional Shares.
2	Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of and more information about, the BBGB.
3	Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the LIUSGFA.
4	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than other securities of shorter durations.
5	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
6	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Total Return Government Bond Fund from February 28, 2007 to February 28, 2017, compared to the Bloomberg Barclays U.S. Government Bond Index (BBGB)1,2 and the Lipper Intermediate U.S. Government Funds Average (LIUSGFA).1,3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 INVESTMENT
Growth of $10,000 as of February 28, 2017
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 2/28/2017
	1 Year	5 Years	10 Years
Institutional Shares	-0.64%	1.27%	3.68%
Service Shares	-0.98%	0.93%	3.33%
R6 Shares[4]	-0.70%	1.12%	3.45%
BBGB	-1.15%	1.41%	3.78%
LIUSGFA	-0.44%	1.10%	3.14%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBGB and the LIUSGFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The BBGB is a market value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. Effective August 24, 2016, the name of the BBGB changed from “Barclays U.S. Government Bond Index” to “Bloomberg Barclays U.S. Government Bond Index.” The index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Lipper figures represent the average of the total returns reported by all funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges. The Lipper figures in the Growth of $10,000 line graph are based on historical return information published by Lipper and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Lipper as falling into the category can change over time, the Lipper figures in the line graph may not match the Lipper figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund's R6 Shares commenced operations on June 29, 2016. For the period prior to the commencement of operations of the R6 Shares, the performance information shown is for Institutional Shares adjusted to reflect the expenses of R6 Shares for each year for which the Fund's R6 expenses would have exceeded the actual expenses paid by the Fund's Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At February 28, 2017, the Fund's portfolio composition1 was as follows:
Type of Investment	Percentage of Total Net Assets
U.S. Government Agency Commercial Mortgage-Backed Securities	43.0%
U.S. Treasury Securities	32.4%
U.S. Government Agency Securities	15.6%
U.S. Government Agency Mortgage-Backed Securities[2]	8.0%
Repurchase Agreement—Collateral[3]	1.2%
Cash Equivalents[4]	1.6%
Other Assets and Liabilities—Net[5]	(1.8)%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
2	For purposes of this table, Mortgage-Backed Securities include mortgage-backed securities guaranteed by Government Sponsored Entities (GSEs) and adjustable rate mortgage-backed securities.
3	Includes repurchase agreement purchased with cash collateral or proceeds received in securities lending and/or dollar-roll transactions, as well as cash covering when-issued and delayed-delivery transactions.
4	Cash Equivalents include any investment in money market mutual funds.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
February 28, 2017
Principal Amount or Shares		Value
	U.S. TREASURY—32.4%
	U.S. Treasury Bonds—13.1%
$2,250,000	2.250%, 8/15/2046	$1,923,715
9,250,000	2.500%, 2/15/2045 - 2/15/2046	8,383,822
6,500,000	2.750%, 8/15/2042	6,244,863
8,000,000	2.875%, 8/15/2045 - 11/15/2046	7,832,676
6,250,000	3.000%, 11/15/2044 - 11/15/2045	6,270,540
2,000,000	3.125%, 2/15/2043	2,057,099
18,250,000	3.625%, 8/15/2043	20,510,919
14,000,000	4.375%, 5/15/2041	17,562,284
	TOTAL	70,785,918
	U.S. Treasury Notes—19.3%
2,000,000	0.750%, 9/30/2018	1,988,734
8,000,000	1.125%, 2/28/2021 - 7/31/2021	7,788,451
13,500,000	1.250%, 12/31/2018	13,510,961
35,500,000	1.375%, 2/29/2020 - 10/31/2020	35,231,837
9,000,000	1.500%, 11/30/2019	9,010,792
4,000,000	1.625%, 12/31/2019 - 11/15/2022	3,962,601
15,000,000	1.750%, 11/30/2021	14,904,017
15,275,000	2.000%, 8/15/2025 - 11/15/2026	14,787,020
2,000,000	2.625%, 11/15/2020	2,066,580
750,000	2.750%, 2/15/2024	776,668
	TOTAL	104,027,661
	TOTAL U.S. TREASURY (IDENTIFIED COST $170,274,564)	174,813,579
	ADJUSTABLE RATE MORTGAGES—0.0%
	Federal Home Loan Mortgage Corporation ARM—0.0%
18,265	2.965%, 7/1/2035	19,146
77,581	3.275%, 11/1/2035	80,420
	TOTAL ADJUSTABLE RATE MORTGAGES (IDENTIFIED COST $95,442)	99,566
	GOVERNMENT AGENCIES—15.6%
	Federal Farm Credit System—1.0%
1,000,000	4.250%, 4/16/2018	1,037,202
2,000,000	5.050%, 8/1/2018	2,112,623
1,000,000	5.375%, 11/10/2020	1,127,215
Annual Shareholder Report

Principal Amount or Shares			Value
		GOVERNMENT AGENCIES—continued
		Federal Farm Credit System—continued
$1,000,000		5.550%, 8/1/2017	$1,020,124
249,000		5.800%, 11/10/2021	291,605
		TOTAL	5,588,769
		Federal Home Loan Bank System—4.3%
6,000,000		1.625%, 9/11/2020	5,970,858
1,000,000		2.125%, 6/10/2022	1,004,268
10,000,000		3.625%, 3/12/2021	10,681,567
4,000,000		4.125%, 12/13/2019 - 3/13/2020	4,283,307
1,500,000		4.250%, 3/9/2018	1,551,718
		TOTAL	23,491,718
		Federal Home Loan Mortgage Corporation—4.4%
23,000,000		2.375%, 1/13/2022	23,430,576
70,000		6.750%, 9/15/2029	98,016
		TOTAL	23,528,592
		Federal National Mortgage Association—3.9%
6,000,000	[1]	1.625%, 1/21/2020	6,018,109
10,000,000		1.750%, 11/26/2019	10,069,930
5,000,000		2.625%, 9/6/2024	5,089,932
		TOTAL	21,177,971
		Tennessee Valley Authority Bonds—2.0%
8,100,000		2.875%, 2/1/2027	8,126,609
2,000,000		5.250%, 9/15/2039	2,536,558
		TOTAL	10,663,167
		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $82,181,583)	84,450,217
		MORTGAGE-BACKED SECURITIES—2.0%
		Federal Home Loan Mortgage Corporation—0.0%
35,821		4.500%, 11/1/2018	36,646
136,369		5.500%, 11/1/2020	143,588
2,679		6.000%, 8/1/2017	2,701
		TOTAL	182,935
		Federal National Mortgage Association—0.1%
184,392		5.000%, 10/1/2017 - 1/1/2035	197,968
205,427		5.500%, 2/1/2023 - 6/1/2025	223,757
312,048		6.000%, 2/1/2026 - 1/1/2037	354,257
		TOTAL	775,982
Annual Shareholder Report

Principal Amount or Shares			Value
		MORTGAGE-BACKED SECURITIES—continued
		Government National Mortgage Association—0.3%
$618,134		4.000%, 5/15/2025	$654,827
195,072		5.000%, 3/15/2023	207,258
317,069		5.500%, 2/15/2023 - 5/15/2038	349,335
99,946		6.000%, 1/20/2029 - 3/15/2032	113,504
49,996		6.500%, 10/15/2031	58,031
18,422		7.500%, 10/15/2026 - 10/15/2027	21,599
		TOTAL	1,404,554
		Government Agency—1.6%
8,495,958	[2,3]	FDIC Trust 2013-R1, Class A, 1.150%, 3/25/2033	8,391,127
204,847	[2,3]	FDIC Trust 2013-R2, Class A, 1.250%, 3/25/2033	202,104
		TOTAL	8,593,231
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $10,913,861)	10,956,702
		COMMERCIAL MORTGAGE-BACKED SECURITIES—43.0%
		Agency Commercial Mortgage-Backed Securities—43.0%
5,377,430		FHLMC REMIC KS02 A, 1.151%, 8/25/2023	5,372,955
690,895		FHLMC REMIC KF02 A1, 1.152%, 7/25/2020	690,747
8,220,283		FHLMC REMIC KJ03 A1, 1.669%, 1/25/2021	8,133,995
4,846,565		FHLMC REMIC K017 A1, 1.891%, 12/25/2020	4,853,363
3,129,084		FHLMC REMIC K714 A1, 2.075%, 12/25/2019	3,143,585
10,562,621		FHLMC REMIC K720 A1, 2.316%, 11/25/2021	10,666,659
8,000,000		FHLMC REMIC KJ08 A2, 2.356%, 8/25/2022	7,943,230
9,633,685		FHLMC REMIC K053 A1, 2.548%, 2/25/2025	9,713,581
9,325,000		FHLMC REMIC K504 A2, 2.566%, 9/25/2020	9,489,992
10,253,428		FHLMC REMIC K052 A1, 2.598%, 1/25/2025	10,364,196
4,239,737		FHLMC REMIC K721 A1, 2.610%, 1/25/2022	4,315,377
7,000,000		FHLMC REMIC KSMC A2, 2.615%, 1/25/2023	7,040,404
9,400,000		FHLMC REMIC K027 A2, 2.637%, 1/25/2023	9,505,229
20,189,620		FHLMC REMIC K703 A2, 2.699%, 5/25/2018	20,439,660
6,500,000		FHLMC REMIC K720 A2, 2.716%, 6/25/2022	6,602,860
12,150,000		FHLMC REMIC K054 A2, 2.745%, 1/25/2026	12,034,936
7,290,918		FHLMC REMIC K014 A1, 2.788%, 10/25/2020	7,395,118
7,901,620		FHLMC REMIC K050 A1, 2.802%, 1/25/2025	8,026,868
3,032,345		FHLMC REMIC K029 A1, 2.839%, 10/25/2022	3,100,703
1,433,938		FHLMC REMIC K011 A1, 2.917%, 8/25/2020	1,457,817
6,000,000		FHLMC REMIC K049 A2, 3.010%, 7/25/2025	6,081,832
5,000,000		FHLMC REMIC K033 A2, 3.060%, 7/25/2023	5,158,722
Annual Shareholder Report

Principal Amount or Shares		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES—continued
	Agency Commercial Mortgage-Backed Securities—continued
$18,481,548	FHLMC REMIC K702 A2, 3.154%, 2/25/2018	$18,739,243
1,000,000	FHLMC REMIC K031 A2, 3.300%, 4/25/2023	1,045,597
6,440,815	FHLMC REMIC K010 A1, 3.320%, 7/25/2020	6,501,349
2,000,000	FHLMC REMIC K003 A4, 5.053%, 1/25/2019	2,093,194
7,221,781	FNMA REMIC 2012-M1 A1, 1.811%, 10/25/2021	7,174,362
8,000,000	FNMA REMIC 2016-M2 AV2, 2.152%, 1/25/2023	7,846,927
650,000	FNMA REMIC 2012-M13 A2, 2.377%, 5/25/2022	645,812
9,000,000	FNMA REMIC 2016-M5 A2, 2.469%, 4/25/2026	8,670,757
4,000,000	FNMA REMIC 2015-M4 AV2, 2.509%, 7/25/2022	4,011,723
13,604,278	FNMA REMIC 2011-M7 A2, 2.578%, 9/25/2018	13,767,102
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $234,683,953)	232,027,895
	COLLATERALIZED MORTGAGE OBLIGATIONS—6.0%
	Federal Home Loan Mortgage Corporation—0.8%
73,198	REMIC 2411 FJ, 1.120%, 12/15/2029	73,222
234,215	REMIC 2458 FB, 1.770%, 1/15/2032	237,776
34,349	REMIC 2534 FI, 1.670%, 2/15/2032	34,826
7,426	REMIC 2555 B, 4.250%, 1/15/2018	7,501
2,320,529	REMIC 2601 DA, 4.000%, 4/15/2023	2,410,397
1,698,475	REMIC 3322 FB, 1.160%, 5/15/2037	1,696,308
	TOTAL	4,460,030
	Federal National Mortgage Association—0.9%
271	REMIC 1988-16 B, 9.500%, 6/25/2018	276
396	REMIC 1989-35 G, 9.500%, 7/25/2019	419
568,130	REMIC 1999-51 F, 1.272%, 9/17/2029	569,872
7,659	REMIC 2003-16 CB, 4.000%, 2/25/2033	7,729
287,723	REMIC 2006-58 FP, 1.078%, 7/25/2036	286,912
560,313	REMIC 2006-85 PF, 1.158%, 9/25/2036	560,313
776,835	REMIC 2007-46 FA, 1.148%, 5/25/2037	775,701
820,391	REMIC 2008-17 PA, 4.500%, 10/25/2037	847,543
1,271,467	REMIC 2009-14 PB, 3.500%, 3/25/2024	1,301,490
214,553	REMIC 370 F21, 1.078%, 6/25/2036	213,855
	TOTAL	4,564,110
	Government National Mortgage Association—4.3%
23,434,705	REMIC 2013-H16 FA, 1.312%, 7/20/2063	23,379,879
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $32,501,113)	32,404,019
Annual Shareholder Report

Principal Amount or Shares			Value
		INVESTMENT COMPANY—1.6%
8,703,448	[4]	Federated Government Obligations Fund, Premier Shares, 0.49%[5] (IDENTIFIED COST $8,703,448)	$8,703,448
		REPURCHASE AGREEMENT—1.2%
$6,150,000		Interest in $895,000,000 joint repurchase agreement 0.53%, dated 2/28/2017 under which Bank of America, N.A. will repurchase securities provided as collateral for $895,013,176 on 3/1/2017. The security provided as collateral at the end of the period held with BNY Mellon as tri-party agent, was a U.S Government Agency security maturing on 2/25/2044 and the market value of that underlying security was $921,863,572 (purchased with proceeds from securities lending collateral) (AT COST)	6,150,000
		TOTAL INVESTMENTS—101.8% (IDENTIFIED COST $545,503,964)[6]	549,605,426
		OTHER ASSETS AND LIABILITIES - NET—(1.8)%[7]	(9,893,888)
		TOTAL NET ASSETS—100%	$539,711,538
1	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At February 28, 2017, these restricted securities amounted to $8,593,231, which represented 1.6% of total net assets.
3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At February 28, 2017, these liquid restricted securities amounted to $8,593,231, which represented 1.6% of total net assets.
4	Affiliated holding.
5	7-day net yield.
6	The cost of investments for federal tax purposes amounts to $545,539,216.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at February 28, 2017.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of February 28, 2017, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
U.S. Treasury	$—	$174,813,579	$—	$174,813,579
Adjustable Rate Mortgages	—	99,566	—	99,566
Government Agencies	—	84,450,217	—	84,450,217
Mortgage-Backed Securities	—	10,956,702	—	10,956,702
Commercial Mortgage-Backed Securities	—	232,027,895	—	232,027,895
Collateralized Mortgage Obligations	—	32,404,019	—	32,404,019
Repurchase Agreement	—	6,150,000	—	6,150,000
Investment Company	8,703,448	—	—	8,703,448
TOTAL SECURITIES	$8,703,448	$540,901,978	$—	$549,605,426
The following acronyms are used throughout this portfolio:
ARM	—Adjustable Rate Mortgage
FDIC	—Federal Deposit Insurance Corporation
FHLMC	—Federal Home Loan Mortgage Corporation
FNMA	—Federal National Mortgage Association
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended February 28 or 29	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.10	$11.20	$11.04	$11.51	$11.80
Income From Investment Operations:
Net investment income	0.22	0.20	0.20	0.20	0.24
Net realized and unrealized gain (loss) on investments	(0.29)	0.04	0.18	(0.32)	0.04
TOTAL FROM INVESTMENT OPERATIONS	(0.07)	0.24	0.38	(0.12)	0.28
Less Distributions:
Distributions from net investment income	(0.21)	(0.21)	(0.20)	(0.20)	(0.24)
Distributions from net realized gain on investments	(0.05)	(0.13)	(0.02)	(0.15)	(0.33)
TOTAL DISTRIBUTIONS	(0.26)	(0.34)	(0.22)	(0.35)	(0.57)
Net Asset Value, End of Period	$10.77	$11.10	$11.20	$11.04	$11.51
Total Return[1]	(0.64)%	2.18%	3.50%	(1.02)%	2.40%
Ratios to Average Net Assets:
Net expenses	0.32%	0.31%	0.31%	0.31%	0.31%
Net investment income	1.96%	1.81%	1.84%	1.77%	1.95%
Expense waiver/reimbursement[2]	0.19%	0.18%	0.19%	0.18%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$434,673	$521,834	$509,697	$542,747	$864,400
Portfolio turnover	33%	82%	58%	49%	89%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	33%	58%	54%	44%	40%
1	Based on net asset value. Total returns for periods of less than one year are not annualized.
2	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended February 28 or 29	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.10	$11.20	$11.04	$11.51	$11.80
Income From Investment Operations:
Net investment income	0.18	0.16	0.17	0.16	0.20
Net realized and unrealized gain (loss) on investments	(0.28)	0.04	0.18	(0.32)	0.04
TOTAL FROM INVESTMENT OPERATIONS	(0.10)	0.20	0.35	(0.16)	0.24
Less Distributions:
Distributions from net investment income	(0.18)	(0.17)	(0.17)	(0.16)	(0.20)
Distributions from net realized gain on investments	(0.05)	(0.13)	(0.02)	(0.15)	(0.33)
TOTAL DISTRIBUTIONS	(0.23)	(0.30)	(0.19)	(0.31)	(0.53)
Net Asset Value, End of Period	$10.77	$11.10	$11.20	$11.04	$11.51
Total Return[1]	(0.98)%	1.84%	3.15%	(1.36)%	2.05%
Ratios to Average Net Assets:
Net expenses	0.66%	0.65%	0.65%	0.65%	0.65%
Net investment income	1.62%	1.47%	1.49%	1.42%	1.61%
Expense waiver/reimbursement[2]	0.34%	0.34%	0.34%	0.33%	0.32%
Supplemental Data:
Net assets, end of period (000 omitted)	$79,661	$118,253	$133,013	$138,193	$278,256
Portfolio turnover	33%	82%	58%	49%	89%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	33%	58%	54%	44%	40%
1	Based on net asset value. Total returns for periods of less than one year are not annualized.
2	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout the Period)
Period Ended 2/28/2017[1]
Net Asset Value, Beginning of Period	$11.27
Income From Investment Operations:
Net investment income	0.14
Net realized and unrealized gain (loss) on investments	(0.45)
TOTAL FROM INVESTMENT OPERATIONS	(0.31)
Less Distributions:
Distributions from net investment income	(0.15)
Distributions from net realized gain on investments	(0.04)
TOTAL DISTRIBUTIONS	(0.19)
Net Asset Value, End of Period	$10.77
Total Return[2]	(2.80)%
Ratios to Average Net Assets:
Net expenses	0.31%[3]
Net investment income	2.03%[3]
Expense waiver/reimbursement[4]	0.15%[3]
Supplemental Data:
Net assets, end of period (000 omitted)	$25,377
Portfolio turnover	33%[5]
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	33%
1	Reflects operations for the period from June 29, 2016 (date of initial investment) to February 28, 2017.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
5	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended February 28, 2017.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
February 28, 2017
Assets:
Total investment in securities, at value including $8,703,448 of investment in an affiliated holding (Note 5) and $6,018,109 of securities loaned (identified cost $545,503,964)		$549,605,426
Income receivable		1,832,817
Receivable for shares sold		161,416
TOTAL ASSETS		551,599,659
Liabilities:
Payable for shares redeemed	$5,413,777
Bank overdraft	171
Payable for collateral due to broker for securities lending	6,150,000
Income distribution payable	140,028
Payable to adviser (Note 5)	2,161
Payable for administrative fees (Note 5)	1,168
Payable for distribution services fee (Note 5)	3,635
Payable for other service fees (Notes 2 and 5)	19,217
Accrued expenses (Note 5)	157,964
TOTAL LIABILITIES		11,888,121
Net assets for 50,122,272 shares outstanding		$539,711,538
Net Assets Consist of:
Paid-in capital		$539,332,207
Net unrealized appreciation of investments		4,101,462
Accumulated net realized loss on investments		(3,742,025)
Undistributed net investment income		19,894
TOTAL NET ASSETS		$539,711,538
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
$434,673,138 ÷ 40,368,278 shares outstanding, no par value, unlimited shares authorized		$10.77
Service Shares:
$79,661,041 ÷ 7,397,835 shares outstanding, no par value, unlimited shares authorized		$10.77
Class R6 Shares:
$25,377,359 ÷ 2,356,159 shares outstanding, no par value, unlimited shares authorized		$10.77
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended February 28, 2017
Investment Income:
Interest (including $9,916 received from an affiliated holding (Note 5) and income on securities loaned of $56,766)			$13,826,691
Expenses:
Investment adviser fee (Note 5)		$1,820,233
Administrative fee (Note 5)		474,659
Custodian fees		22,606
Transfer agent fee (Note 2)		443,192
Directors'/Trustees' fees (Note 5)		10,954
Auditing fees		31,800
Legal fees		9,309
Portfolio accounting fees		171,136
Distribution services fee (Note 5)		260,510
Other service fees (Notes 2 and 5)		252,090
Share registration costs		53,898
Printing and postage		28,055
Miscellaneous (Note 5)		24,859
TOTAL EXPENSES		3,603,301
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(963,448)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(366,281)
TOTAL WAIVERS AND REIMBURSEMENTS		(1,329,729)
Net expenses			2,273,572
Net investment income			11,553,119
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			1,789,077
Net change in unrealized appreciation of investments			(17,244,345)
Net realized and unrealized loss on investments			(15,455,268)
Change in net assets resulting from operations			$(3,902,149)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended February 28 or 29	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$11,553,119	$10,895,525
Net realized gain on investments and futures contracts	1,789,077	2,977,640
Net change in unrealized appreciation/depreciation of investments and futures contracts	(17,244,345)	(1,162,059)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(3,902,149)	12,711,106
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(9,592,935)	(9,463,989)
Service Shares	(1,649,764)	(1,918,252)
Class R6 Shares	(105,877)	—
Distributions from net realized gain on investments and futures contracts
Institutional Shares	(2,054,103)	(5,828,894)
Service Shares	(409,372)	(1,452,066)
Class R6 Shares	(71,052)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(13,883,103)	(18,663,201)
Share Transactions:
Proceeds from sale of shares	112,182,565	136,050,683
Net asset value of shares issued to shareholders in payment of distributions declared	11,824,123	15,990,817
Cost of shares redeemed	(206,596,797)	(148,712,253)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(82,590,109)	3,329,247
Change in net assets	(100,375,361)	(2,622,848)
Net Assets:
Beginning of period	640,086,899	642,709,747
End of period (including undistributed (distributions in excess of) net investment income of $19,894 and $(185,235), respectively)	$539,711,538	$640,086,899
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
February 28, 2017
1. ORGANIZATION
Federated Total Return Government Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund offers three classes of shares: Institutional Shares, Service Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to pursue total return consistent with current income.
The Fund commenced offering Class R6 Shares on June 29, 2016.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Annual Shareholder Report

Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
Annual Shareholder Report

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Institutional Shares, Service Shares and Class R6 Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes. The detail of the total fund expense waivers and reimbursements of $1,329,729 is disclosed in this Note 2 and Note 5.
For the year ended February 28, 2017, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Institutional Shares	$368,504	$(175,743)
Service Shares	74,016	—
Class R6 Shares	672	—
TOTAL	$443,192	$(175,743)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Service Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended February 28, 2017, other service fees for the Fund were as follows:
Other Service Fees Incurred
Service Shares	$252,090
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended February 28, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of February 28, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
The Fund may transact in To Be Announced Securities (TBAs). As with other delayed-delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.
Dollar-Roll Transactions
The Fund engages in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity), but not identical mortgage-backed securities on a future date. Both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risks and credit risks.
Annual Shareholder Report

Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
At February 28, 2017, the Fund had no outstanding futures contracts.
Securities Lending
The Fund participates in a securities lending program providing for the lending of government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
The securities lending agreement permits the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
Annual Shareholder Report

As of February 28, 2017, the value of the securities subject to this type of arrangement and related collateral was:
Market Value of Securities Loaned	Market Value of Collateral
$6,018,109	$6,150,000
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended February 28 or 29	2017		2016
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	5,943,344	$65,807,311	9,513,645	$105,469,105
Shares issued to shareholders in payment of distributions declared	884,089	9,714,776	1,168,157	12,855,462
Shares redeemed	(13,463,045)	(147,688,264)	(9,191,030)	(101,538,448)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(6,635,612)	$(72,166,177)	1,490,772	$16,786,119

Year Ended February 28 or 29	2017		2016
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	1,728,221	$19,151,876	2,770,560	$30,581,578
Shares issued to shareholders in payment of distributions declared	175,797	1,932,824	285,066	3,135,355
Shares redeemed	(5,157,359)	(57,017,318)	(4,281,570)	(47,173,805)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(3,253,341)	$(35,932,618)	(1,225,944)	$(13,456,872)

	Period Ended 2/28/2017[1]		Year Ended 2/29/2016
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	2,515,516	$27,223,378	–	$–
Shares issued to shareholders in payment of distributions declared	16,402	176,523	–	–
Shares redeemed	(175,759)	(1,891,215)	(-)	(-)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	2,356,159	$25,508,686	–	$–
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(7,532,794)	$(82,590,109)	264,828	$3,329,247
1	Reflects operations for the period from June 29, 2016 (date of initial investment) to February 28, 2017.
Annual Shareholder Report

4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for dollar-roll transactions.
For the year ended February 28, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
$586	$(586)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended February 28, 2017 and February 29, 2016, was as follows:
	2017	2016
Ordinary income[1]	$11,992,990	$12,589,354
Long-term capital gains	$1,890,113	$6,073,847
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of February 28, 2017, the components of distributable earnings on a tax-basis were as follows:
Undistributed tax-exempt income	$19,894
Net unrealized appreciation	$4,066,210
Capital loss deferrals	$(3,706,773)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and dollar-roll transactions.
At February 28, 2017, the cost of investments for federal tax purposes was $545,539,216. The net unrealized appreciation of investments for federal tax purposes was $4,066,210. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $8,465,623 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,399,413.
Under current tax rules, capital losses on securities transactions and foreign currency losses realized after October 31 may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of February 28, 2017, for federal income tax purposes, post October losses of $632,739 were deferred to March 1, 2017.
At February 28, 2017, for federal income tax purposes, the Fund had $3,074,034 in straddle loss deferrals.
Annual Shareholder Report

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.30% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended February 28, 2017, the Adviser voluntarily waived $962,120 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended February 28, 2017, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.25% of average daily net assets, annually, to compensate FSC. Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended February 28, 2017, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Service Shares	$260,510	$(190,538)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended February 28, 2017, FSC retained $69,971 of fees paid by the Fund.
Other Service Fees
For the year ended February 28, 2017, FSSC received $2,524 of the other service fees disclosed in Note 2.
Annual Shareholder Report

Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Institutional Shares, Service Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.31%, 0.65% and 0.30% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended February 28, 2017, the Adviser reimbursed $1,328. Transactions involving the affiliated holding during the year ended February 28, 2017, were as follows:
	Balance of Shares Held 2/29/2016	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 2/28/2017	Value	Dividend Income
Federated Government Obligations Fund, Premier Shares	—	10,587,208	(1,883,760)	$8,703,448	$8,703,448	$9,916
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended February 28, 2017, were as follows:
Purchases	$71,994,050
Sales	$76,042,105
Annual Shareholder Report

7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of February 28, 2017, the Fund had no outstanding loans. During the year ended February 28, 2017, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of February 28, 2017, there were no outstanding loans. During the year ended February 28, 2017, the program was not utilized.
9. REGULATORY UPDATES
On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.
10. federal tax information (unaudited)
For the year ended February 28, 2017, the amount of long-term capital gains designated by the fund was $1,890,113.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE SHAREHOLDERS and board of trustees OF Federated total return government bond fund:
We have audited the accompanying statement of assets and liabilities of Federated Total Return Government Bond Fund (the “Fund”), including the portfolio of investments, as of February 28, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Total Return Government Bond Fund at February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
April 24, 2017
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Trust, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Trust expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2016 to February 28, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Trust's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Trust with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 9/1/2016	Ending Account Value 2/28/2017	Expenses Paid During Period[1]
Actual:
Institutional Shares	$1,000	$973.00	$1.57
Service Shares	$1,000	$971.40	$3.23
Class R6 Shares	$1,000	$973.10	$1.52
Hypothetical (assuming a 5% return before expenses):
Institutional Shares	$1,000	$1,023.20	$1.61
Service Shares	$1,000	$1,021.50	$3.31
Class R6 Shares	$1,000	$1,023.30	$1.56
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Institutional Shares	0.32%
Service Shares	0.66%
Class R6 Shares	0.31%
Annual Shareholder Report

Board of Trustees and Fund Officers
The Board of Trustees is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2016, the Fund comprised one portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 124 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: June 1995	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries. J. Christopher Donahue is the son of John F. Donahue, Chairman Emeritus of the Federated Funds.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Interim Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.; and Director, Pennsylvania Bar Institute.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: July 1995	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: June 1995	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: June 1995	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2016
Federated Total Return Government Bond Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved at its May 2016 meetings the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after consideration of all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by an adviser to a fund and its shareholders, including the performance and fees and expenses of the fund and of comparable funds; an adviser's cost of providing the services, including the profitability to an adviser of providing advisory services to a fund; the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); comparative fee and expense structures, including a comparison of fees paid to an adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
Annual Shareholder Report

institutional and other clients of Federated Investment Management Company (the “Adviser”) for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meetings at which the Board's formal review of the investment advisory contract occurred. At the May meetings in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and
Annual Shareholder Report

audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
Annual Shareholder Report

Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the investment advisory contract with respect to the Fund.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Senior Officer's Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser in the context of the other factors considered relevant by the Board.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the investment advisory contract with respect to the Fund.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to
Annual Shareholder Report

the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions, as well as systems technology (including technology relating to cybersecurity), and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply
Annual Shareholder Report

breakpoints or to apply breakpoints at higher levels and should not be viewed to determine the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within the Senior Officer's Evaluation, his observations and the information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Total Return Government Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31429A105
CUSIP 31429A204
CUSIP 31429A303
30214 (4/17)
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $29,400

Fiscal year ended 2016 - $28,300

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $3,500

Fiscal year ended 2016 - $43

Fiscal year ended 2017- Audit consent fee for N-1A filing.

Fiscal year ended 2016- Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2017 - $227,719

Fiscal year ended 2016 - $49,779

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

In its required communications to the Audit Committee of the registrant’s Board, Ernst & Young LLP (“EY”), the registrant’s independent public accountant, informed the Audit Committee that EY and/ or covered person professionals within EY maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY informed the Audit Committee that EY believes that these lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances. In that letter, the SEC staff indicated that it would not recommend enforcement action against the investment company complex if the Loan Rule is implicated provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the no-action letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. The relief provided in the SEC no-action letter is effective for 18 months from its June 20, 2016 issuance date.

If it were to be determined that the relief available under the no-action letter was improperly relied upon, or that the independence requirements under the federal securities laws were not otherwise complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may not comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Total Return Government Bond Fund

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date April 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date April 24, 2017

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date April 24, 2017